Q4 FY17 Conference Call August 9, 2017

© 2017 Lumentum Operations LLC Forward Looking Statement and Financial Presentation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics, anticipated trends for our products, technologies and the markets in which we operate as well as our strategies and position in our markets. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production, quality and delivery requirements for our forecasted demand; and (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Quarterly Report on Form 10-Q for the quarter ended April 1, 2017 filed with the Securities and Exchange Commission, and our other filings with the Securities and Exchange Commission. In addition, the results contained in this presentation are valid only as of today’s date except where otherwise noted. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non- GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our fiscal fourth quarter and full year 2017 earnings press release which is available on our web site, www.lumentum.com, under the investors section. We have not provided reconciliations from GAAP to non-GAAP measures for our outlook. A large portion of non-GAAP adjustments, such as derivative liability adjustments, restructuring, stock-based compensation, litigation, and other costs and contingencies unrelated to current and future operations are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future. 2

© 2017 Lumentum Operations LLC Q4 and Full Year FY17 Key Points  Full year performance – Record revenue - exceeded $1 Billion – Revenue growth of 11% driven by increases across major segments – Non-GAAP earnings and EPS each expanded by more than 50% – Strengthened cash position with $450 Million convertible note  Q4 Revenue – Datacom revenue up 28% Q/Q due to continued strength in 100G, particularly QSFP28 – Telecom revenue down from both China and North America – Excess telecom Inventory being worked off, but continues to be an issue in China into Q1 – Laser revenue down - capacity constraints on Gen 3 fiber laser impacting ability to meet demand  Progress on key strategic objectives in Q4 – 100G datacom grew >50% Q/Q; 100G was approximately 80% of total datacom revenue – QSFP28 strength included CWDM4 and LR4 variants; CFP2 transceiver growth resumed – 3D sensing revenue increased to $5 Million and bookings were very strong 3

© 2017 Lumentum Operations LLC Q4 FY17 Results (GAAP) $ in millions except for EPS, % of revenue Q4 FY17 Q3 FY17 Q4 FY16 Revenue $222.7 $255.8 $241.7 Gross Margin 67.3 30.2% 82.1 32.1% 79.5 32.9% Operating Expenses 63.4 28.5% 68.5 26.8% 69.4 28.7% Operating Income 3.9 1.8% 13.6 5.3% 10.1 4.2% Diluted EPS $(0.90) $(0.92) $0.23 Diluted Shares-M 61.3 61.0 61.8 4

© 2017 Lumentum Operations LLC FY17 Results (GAAP) $ in millions except for EPS, % of revenue FY17 FY16 Revenue $1,001.6 $903.0 Gross Margin 318.1 31.8% 277.3 30.7% Operating Expenses 270.5 27.0% 265.8 29.4% Operating Income 47.6 4.8% 11.5 1.3% Diluted EPS $(1.69) $0.15 Diluted Shares-M 60.6 61.2 5

© 2017 Lumentum Operations LLC Q4 FY17 Results (Non-GAAP) $ in millions except for EPS, % of revenue Q4 FY17 Q3 FY17 Q4 FY16 Revenue $222.7 $255.8 $241.7 Gross Margin 73.2 32.9% 87.9 34.4% 82.4 34.1% Operating Expenses 52.8 23.7% 55.7 21.8% 54.4 22.5% Operating Income 20.4 9.2% 32.2 12.6% 28.0 11.6% Diluted EPS $0.39 $0.49 $0.41 Diluted Shares-M 63.8 63.4 61.8 6

© 2017 Lumentum Operations LLC FY17 Results (Non-GAAP) $ in millions except for EPS, % of revenue FY17 FY16 Revenue $1,001.6 $903.0 Gross Margin 347.2 34.7% 297.7 33.0% Operating Expenses 222.9 22.3% 214.6 23.8% Operating Income 124.3 12.4% 83.1 9.2% Diluted EPS $1.94 $1.29 Diluted Shares-M 63.1 61.2 7

© 2017 Lumentum Operations LLC Q4 FY17 Segment Results (Non-GAAP) $ in millions Q4 FY17 Q3 FY17 Q4 FY16 Revenue $222.7 $255.8 $241.7 Optical Communications 186.8 216.1 201.2 Telecom 120.2 164.9 145.1 Datacom 50.1 39.0 47.0 Industrial & Consumer(1) 16.5 12.2 9.1 Commercial Lasers 35.9 39.7 40.5 Gross Margin 32.9% 34.4% 34.1% Optical Communications 31.1% 33.1% 32.3% Commercial Lasers 42.1% 41.3% 43.2% 8 (1) Industrial & Consumer contains 3D sensing revenues as well as diode lasers sold into industrial applications.

© 2017 Lumentum Operations LLC Balance Sheet 9 Selected Items - $ in millions Q4 FY17 Q3 FY17 Cash and Short-term Investments $555.3 $577.9 Working Capital(1) 190.8 171.6 Property, Plant & Equipment, net 273.5 246.6 Total Assets 1,232.9 1,244.5 Total Liabilities 578.3 740.1 Shareholder’s Equity(2) 654.6 504.4 (1) Working capital excluding cash and short-term investments. (2) Includes convertible preferred stock of $35.8M.

© 2017 Lumentum Operations LLC Q1 FY18 Guidance (Non-GAAP) 10 $ in millions except for EPS, % of revenue Q4 FY17 Actual Q1 FY18 Estimate Revenue $222.7M $245.0M - $265.0M Operating Margin 9.2% 13.0% – 15.0% Diluted EPS $0.39 $0.50 – $0.60 Guidance provided is based on our expectations as of today and will not be updated or confirmed as of any other date.